SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

PRO-PHARMACEUTICALS, INC.

(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRO-PHARMACEUTICALS, INC.

189 WELLS AVENUE

NEWTON, MASSACHUSETTS 02459

April     , 2004

Dear Stockholder:

The 2004 Annual Meeting of Stockholders of Pro-Pharmaceuticals, Inc., will convene at 10:00 a.m. on Tuesday, May 25, 2004, at our corporate headquarters located at 189 Wells Avenue, Newton, Massachusetts.

At the Annual Meeting, we will ask our stockholders to (1) elect eight directors to one-year terms, (2) approve our 2003 Non-employee Director Stock Incentive Plan, (3) approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our undesignated capital stock, (4) approve an amendment to our 2001 Stock Incentive Plan to increase the number of shares of stock subject to such plan, and (5) ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2004 fiscal year.

On the pages following this letter, you will find the Notice of 2004 Annual Meeting of Stockholders, and the Proxy Statement, which describes the matters to be considered at the Annual Meeting. We have also enclosed your proxy card and our Annual Report on Form 10-K for the year ended December 31, 2003. You will find voting instructions on the enclosed proxy card. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from the holder of record that you must follow for your shares to be voted.

The Annual Meeting is an excellent opportunity to learn more about Pro-Pharmaceuticals’ business and operations, and we hope you will be able to attend.

Thank you for your ongoing support and continued interest in Pro-Pharmaceuticals.

Sincerely yours,

/s/ David Platt

David Platt, Ph.D.
President and Chief Executive Officer

PRO-PHARMACEUTICALS, INC.

189 WELLS AVENUE

NEWTON, MASSACHUSETTS 02459

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:	Tuesday, May 25, 2004 at 10:00 a.m., local time

PLACE:	Pro-Pharmaceuticals, Inc. 189 Wells Avenue Newton, Massachusetts 02459

ITEMS OF BUSINESS:

•	To consider and act on a proposal to elect eight members of the Board of Directors to one-year terms.

•	To consider and act on a proposal to approve our 2003 Non-employee Director Stock Incentive Plan.

•	To consider and act on a proposal to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our undesignated capital stock from 5,000,000 shares to 10,000,000 shares.

•	To consider and act on a proposal to approve an amendment to the Pro-Pharmaceuticals, Inc. 2001 Stock Incentive Plan to increase the number of shares of our common stock subject to such plan from 2,000,000 to 5,000,000.

•	To consider and act on a proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2004 fiscal year.

•	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

RECORD DATE:

You are entitled to vote if you were a stockholder of record at the close of business on April 12, 2004.

By Order of the Board of Directors

/s/ David Platt

April , 2004	David Platt, Ph.D.
Newton, Massachusetts	President and Chief Executive Officer

PRO-PHARMACEUTICALS, INC.

189 WELLS AVENUE

NEWTON, MASSACHUSETTS 02459

April     , 2004

PROXY STATEMENT

FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

DATE, TIME, AND PLACE OF MEETING

This Proxy Statement is being provided to you by the Board of Directors of Pro-Pharmaceuticals, Inc. in connection with our 2004 Annual Meeting of Stockholders. The Annual Meeting will be held at 10:00 a.m. on Tuesday, May 25, 2004 at 189 Wells Avenue, Newton, Massachusetts 02459, or at any adjournment or postponement of the Annual Meeting, for the purposes set forth in the accompanying Notice of Annual Meeting. We intend to mail this Proxy Statement and the accompanying Notice of Annual Meeting on or about April     , 2004, to all stockholders entitled to vote at the Annual Meeting.

PURPOSE OF MEETING

The proposals that will be considered and acted on at the Annual Meeting are (1) the election of eight directors to one-year terms; (2) the approval of our 2003 Non-employee Director Stock Incentive Plan; (3) the amendment of our Articles of Incorporation to increase the number of authorized shares of our undesignated capital stock from 5,000,000 shares to 10,000,000 shares; (4) the amendment of our 2001 Stock Incentive Plan to increase the number of shares of common stock subject to such plan from 2,000,000 shares to 5,000,000 shares; and (5) the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the 2004 fiscal year. The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT PROXIES AND VOTING

Proxies

Holders of our common stock who are entitled to vote are urged to sign the enclosed proxy card and return it promptly in the return envelope provided by following the instructions on the enclosed proxy card. Proxies will be voted in accordance with such holders’ directions. If a proxy card is returned with no directions given, such proxy will be voted “FOR” the election as directors of the nominees named herein, “FOR” approval of the 2003 Non-employee Director Stock Incentive Plan, “FOR” approval of the amendment of our Articles of Incorporation to increase of the number of authorized shares of our undesignated class of capital stock, “FOR” approval of the amendment of the 2001 Stock Incentive Plan, and “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the 2004 fiscal year, and, as to any other business that may come before the Annual Meeting, in accordance with the judgment of the person or persons named in the proxy. The Board of Directors knows of no other business to be presented at the Annual Meeting. The proxy may be revoked at any time prior to the voting thereof by providing written notice of revocation to Pro-Pharmaceuticals at 189 Wells Avenue, Newton, Massachusetts 02459, Attention: Vice President, Investor Relations. The proxy may also be revoked by submitting to Pro-Pharmaceuticals prior to the Annual Meeting a more recently dated proxy or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying materials to stockholders, will be borne by Pro-Pharmaceuticals. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by our officers, directors and employees, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. Such parties will be reimbursed for their reasonable expenses incurred in connection with these activities.

Stockholders Entitled to Vote

Only holders of record of our common stock at the close of business on April 12, 2004 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 12, 2004, Pro-Pharmaceuticals had outstanding and entitled to vote 25,315,411 shares of common stock, $.001 par value per share. Each holder of record of common stock on April 12, 2004 is entitled to one vote for each share held on all matters to be voted on at the Annual Meeting. There is no cumulative voting for the common stock.

Establishing a Quorum

Holders of more than 50% of our shares of common stock issued and outstanding must be present or represented at the Annual Meeting to have a quorum for conducting business. Shares as to which a broker indicates that it has no discretion to vote and which are not voted, known as “broker non-votes,” will be considered present at the Annual Meeting for purposes of determining the presence of a quorum but will have no effect on the approval of the proposals described in this Proxy Statement. Proxies marked as abstaining on any matter to be acted on by the stockholders will be treated as present at the Annual Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

Votes Required

Directors will be elected by a plurality of the votes of the stockholders cast at the Annual Meeting. As to each of the other matters to be considered at the Annual Meeting, approval of each such matter will require the affirmative votes of the holders of a majority of the shares of our common stock present at the Annual Meeting either in person or by proxy and voting on such matter. Neither abstentions nor broker non-votes will have any effect on the outcome of the votes on these matters.

OWNERSHIP OF PRO-PHARMACEUTICALS, INC. COMMON STOCK

The following table sets forth certain information regarding beneficial ownership of our common stock, as of April 12, 2004, by (1) each stockholder known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (2) each of the executive officers, (3) each current director and (4) our executive officers and directors as a group, as of April 12, 2004.

Name (1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Class
David Platt, Ph.D. (3)	4,548,247	18.0%
James C. Czirr (4)	4,810,868	19.0
Burton C. Firtel (5)	395,500	1.6
Dale H. Conaway, D.V.M. (6)	23,596	*
David H. Smith (7)	297,167	1.2
Edgar Ben-Josef, M.D. (8)	4,000	*
Mildred S. Christian, Ph.D. (9)	86,708	*
Steven Prelack (8)	6,250	*
Jerald K. Rome (10)	221,344	*
Charles F. Harney (11)	—	*
Maureen Foley (8)	720,000	2.8
All executive officers and directors as a group (10 persons)	6,302,812	23.6%

*	Less than 1%.

(1)	The address of each of the persons listed is c/o Pro-Pharmaceuticals, Inc., 189 Wells Avenue, Newton, MA 02459.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of April 12, 2004, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. This table has been prepared based on 25,315,411 shares of common stock outstanding as of April 12, 2004.

(3)	Includes 7,379 shares, as well as 3,500 shares issuable upon the exercise of an immediately exercisable share purchase warrant, all owned by Dr. Platt’s wife, and as to which Dr. Platt disclaims beneficial ownership.

(4)	Includes 31,100 shares owned by children of Mr. Czirr, as to which Mr. Czirr disclaims beneficial ownership.

(5)	Includes 254,000 shares issuable upon the exercise of stock options. Also includes 50,000 shares issuable upon the exercise of an immediately exercisable share purchase warrant.

(6)	Includes 4,500 shares issuable upon the exercise of stock options. Also includes 6,250 shares issuable upon the exercise of an immediately exercisable share purchase warrant.

(7)	Includes 71,167 shares issuable upon the exercise of stock options. Also includes 100,000 shares and 100,000 shares issuable upon the exercise of an immediately exercisable share purchase warrant, all owned by a limited liability company of which Mr. Smith is a member and the manager. Mr. Smith disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(8)	Represents shares issuable upon the exercise of stock options.

(9)	Includes 51,354 shares issuable upon the exercise of stock options.

(10)	Includes 42,000 shares and 82,000 shares issuable upon the exercise of immediately exercisable share purchase warrants, all owned by Mr. Rome’s grandchildren, and as to which Mr. Rome disclaims beneficial ownership.

(11)	Mr. Harney became Chief Financial Officer of Pro-Pharmaceuticals as of November 12, 2003.

We are not aware of any arrangements which may result in “changes in control” as that term is defined by the provisions of Item 403(c) of Regulation S-K.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our entire Board of Directors, consisting of eight members, is to be elected at the Annual Meeting to serve one-year terms until the 2005 annual meeting of stockholders and until their respective successors are elected and shall qualify. All of the nominees are currently directors. Each nominee has agreed to serve if elected. Votes that are withheld will be counted in determining the presence of a quorum, but will have no effect on the vote.

Set forth below is information regarding the nominees, as of April 15, 2004, including their ages, positions with Pro-Pharmaceuticals, recent employment and other directorships. All of our directors serve until the next annual meeting of stockholders.

The Board recommends a vote FOR the election to the Board of each of the following nominees.

Name	Age as of 4/15/04	Position

David Platt, Ph.D.	50	President, Chief Executive Officer and Director

Burton C. Firtel	64	Director

Dale H. Conaway, D.V.M.	49	Director

Name	Age as of 4/15/04	Position

David H. Smith	64	Director

Edgar Ben-Josef, M.D.	44	Director

Mildred S. Christian, Ph.D.	61	Director

Steven Prelack	46	Director

Jerald K. Rome	69	Director

Dr. Platt has served as Chairman of the Board of Directors, President, Chief Executive Officer and since May 15, 2001. He served as Treasurer from May 2001 until June 12, 2003 when the incumbent Chief Financial Officer succeeded to the office. From 1992 to 2000, he was Chairman and Chief Executive Officer of SafeScience, Inc. (now known as GlycoGenesys, Inc.; Nasdaq SmallCap: GLGS), a biotechnology company involved in research and development of products for treating cancer and immune system diseases. From 1991 to 1992, Dr. Platt was a research scientist with the Department of Internal Medicine at the University of Michigan, Ann Arbor, and from 1988 to 1990 was a research fellow at Wayne State University and the Michigan Cancer Foundation in Detroit (re-named Barbara Ann Karmanos Cancer Institute). Previously, he was a research fellow in the Weizmann Institute of Science, Rehovot, Israel. Dr. Platt received a Ph.D. in Chemical Engineering from Hebrew University in Jerusalem and earned an M.S. and a B.S. degree from Hebrew University. He also earned a Bachelor of Engineering degree from Technion in Haifa, Israel. Dr. Platt has published peer review articles and holds many patents, primarily in the field of carbohydrate chemistry.

Mr. Firtel has served as a director since May 15, 2001. He is President of Adco Medical Supplies Incorporated, a company he founded in 1970. Adco Medical Supplies distributes disposable medical supplies to U.S. customers, mostly for hospital use. Mr. Firtel also serves as President of Plastic Fabricators Incorporated, a manufacturer of plastic burial supplies sold through distributors to customers in the funeral industry, which was acquired by Adco Medical Supplies in 1992. Mr. Firtel received a B.S. degree in Business Administration from Boston University.

Dr. Conaway has served as a director since May 15, 2001. He is the Deputy Regional Director (Southern Region) and Chief Veterinary Medical Officer for the Office of Research Oversight, an office within the Veterans Health Administration under the U.S. Department of Veterans Affairs. From 1998 to 2001, he served as Manager of the Equine Drug Testing and Animal Disease Surveillance Laboratories for the Michigan Department of Agriculture. From 1994 to 1998 he was Regulatory Affairs Manager for the Michigan Department of Public Health Vaccine Production Division. Dr. Conaway received a D.V.M. degree from Tuskegee Institute and an M.S. degree in pathology from the College of Veterinary Medicine at Michigan State University.

Mr. Smith has served as a director since January 10, 2002. Since 1996, he has been a Founder and Managing Director of venture capital funds, as follows: Interim Advantage Fund, LLC (founded in 1996), Contra V.C., LLC (founded in 1998) and Tailwind V.C., LLC (founded in 2000). He has had significant business experience in the clinical laboratory industry. He was a co-founder, Vice President and Director of Canberra Industries, a large publicly-traded manufacturer of analytical instruments, and also of Canberra Clinical Laboratories, which was sold in 1986 to MetPath, Inc., a subsidiary of Corning, Inc. Mr. Smith received a B.A. degree in Political Science from Hampden-Sydney College.

Dr. Ben-Josef has served as a director since January 10, 2002. He is Associate Professor, Department of Radiation Oncology, at the University of Michigan Medical School and previously had been Associate Professor (2000 to 2003) and Assistant Professor (1995 to 2000) in radiation oncology at the Wayne State University School of Medicine. Since 1995, he has served as an attending physician at the Gershenson Radiation Oncology Center, Karmanos Cancer Institute, in Detroit, Michigan. Dr. Ben-Josef received B.Med.Sc. and M.D. degrees from The Hebrew University-Hadassah School of Medicine in Jerusalem, Israel.

Dr. Christian has served as a director since October 10, 2002. She is President and Chief Executive Officer of Argus International, Inc., a provider of consulting services in regulatory affairs, and Chairman and Chief Executive Officer of Argus Health Products, LLC, which develops and internationally distributes preventive and maintenance health care products for health care professionals and the over-the-counter market. Until 2002, she was Executive Director of Research of Argus and Redfield Laboratories, both divisions of Charles River Laboratories. Before founding Argus Research Laboratories in 1979 and Argus International in 1980, Dr. Christian spent 14 years in drug development at McNeil Laboratories, a division of Johnson & Johnson Corporation. She has participated at all levels in the performance, evaluation and submission in over 1,800 pre-clinical studies, from protocol to final report. Dr. Christian is a member of 20 professional organizations, including current service as Councilor of the European Teratology Society and Secretary/Treasurer of the Academy of Toxicological Sciences, and was past president of the Teratology Society, the American College of Toxicology, and the Academy of Toxicological Sciences. She is an honorary member of the Society of Quality Assurance and founding editor of the Journal of Toxicological Sciences. She has edited or contributed to several major textbooks and is the author of over 120 papers and abstracts published in U.S. and international journals. Dr. Christian earned her Ph.D. from Thomas Jefferson University in developmental anatomy and pharmacology.

Mr. Prelack has served as a director since April 16, 2003. Since 2001 he has served as Senior Vice President, Chief Financial Officer and Treasurer of VelQuest Corporation, a provider of automated compliance management solutions for the pharmaceutical industry. In this capacity, he oversees business development, financial, administrative and other functions, and has been responsible for VelQuest’s transition from a development-stage company to an operating company. From 1997 to 2000, he was Senior Vice President, Chief Financial Officer and Treasurer of LifeMetrix, Inc., a leading provider of cancer disease management services, as well as disease management technology, data and clinical trial product lines and related technology-based services. As co-founder of LifeMetrix, Mr. Prelack was responsible for all stages of its development, including initial seed capital funding, execution of its strategic business plan, and sale of the company. Mr. Prelack is a director of Codeco Corporation, a designer and manufacturer of custom resisters and switches, and of Sight Code, Inc., which specializes in OPM, a systems design and architecture platform. Mr. Prelack, a Certified Public Accountant, received a B.B.A. degree from the University of Massachusetts.

Mr. Rome has served as a director since March 12, 2004. He has been a private investor from 1996 to the present. Previously, he founded Amberline Pharmaceutical Care Corp., a marketer of non-prescription pharmaceuticals, in 1993 and served as its President from 1993 to 1996. From 1980 to 1990, he served as Chairman, President and Chief Executive Officer of Moore Medical Corp. (AMEX: MMD), a national distributor of branded pharmaceuticals and manufacturer and distributor of generic pharmaceuticals, and was previously Executive Vice President of the H.L. Moore Drug Exchange, a division of Parkway Distributors and predecessor of Moore Medical Corp. Mr. Rome received a B.S. degree in Pharmaceutical Sciences from the University of Connecticut.

Executive Officers

David Platt — President and Chief Executive Officer. Dr. Platt’s biography is set forth above.

Maureen Foley — Chief Operating Officer. Ms. Foley has served as our Chief Operating Officer since October 2001, prior to which she was our Manager of Operations from January 2001. She has been involved in the start-up of several high tech companies, beginning with Organogenesis, an MIT spin-off developing living tissue for skin graft and organ repair applications. In 1996, Ms. Foley joined Thermo Electron’s Thermo Fibergen division, a paper waste processing developer. In late 1999 she joined ArsDigita, a developer of business software and programs, and in 2000 she joined eHealthDirect, a developer of medical records processing software. In these positions she has been responsible for the establishment and administration of business operations including human resources and benefits, accounting, finance and payroll, marketing, product development, facilities management and operations, and project management. She is a Director and Chairman of Tax/Eze, Inc., a tax preparation and financial services company, and of Ergonics, Inc., a project management firm. Ms. Foley is a graduate of The Wyndham School, Boston, Massachusetts, with a major in Mechanical Engineering. She has completed advanced management courses in project management, budget and planning, tax preparation and human resources.

Charles Harney — Chief Financial Officer and Treasurer. Mr. Harney has served as our Chief Financial Officer and Treasurer since November 12, 2003, an office which he holds part-time. He provides corporate financial consulting services to us and others through his consulting company, The Harney Group, which he founded in 1999. From 1997 to 1999 he was Chief Executive Officer of Benchmark Administrative Services Company, a large network of multi-specialty physicians providing independent medical evaluations for civil litigation, and from

1987 to 1996 was Executive Vice President and Chief Financial Officer of System Integrators, Inc., a software development and systems integration company. Mr. Harney received a B.B.A. degree in Accounting from the University of Notre Dame.

None of the directors nor executive officers specified above share any familial relationship.

To the best of our knowledge, there are no material proceedings to which any of our directors (all of whom are current nominees) or executive officers is a party adverse to, or has a material interest adverse to, Pro-Pharmaceuticals. To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any director, executive officer, promoter or control person of Pro-Pharmaceuticals during the past five years.

Board of Directors Meetings and Committees of the Board

During the year ended December 31, 2003, our Board held 14 meetings and acted twice by unanimous written consent. During 2003, the Board had two standing committees: the Compensation Committee and the Audit Committee. As of February 2004, the Board has established a third committee, the Nominating and Corporate Governance Committee. All of the directors on each committee are “independent” within the meaning of American Stock Exchange listing standards. During 2003, no incumbent director during the time in which such director served as a director of Pro-Pharmaceuticals attended fewer than 75% of the aggregate number of meetings held during the fiscal year by the Board of Directors and the committees of the Board on which he or she served.

Compensation Committee

The Compensation Committee, whose members are Mildred Christian and Edgar Ben-Josef, met four times during the last fiscal year. The Committee is responsible for reviewing and recommending compensation policies and programs, as well as salary and benefit levels for our executive officers. Its specific responsibilities include supervising and overseeing the administration of our incentive compensation and stock programs and, as such, the Committee is responsible for administration of grants and awards to directors, officers, employees, consultants and advisors under Pro-Pharmaceuticals’ 2001 Stock Incentive Plan, and it will be responsible for the administration of the 2003 Non-employee Director Stock Incentive Plan if such plan is approved by the stockholders at our 2004 Annual Meeting.

Audit Committee

The Audit Committee, whose members are Steven Prelack (chair), Dale Conaway and Jerald Rome, is responsible for oversight of the quality and integrity of the accounting, auditing and reporting practices of Pro-Pharmaceuticals. More specifically, it assists the Board of Directors in fulfilling its oversight responsibilities relating to (i) the quality and integrity of our financial statements, reports and related information provided to stockholders, regulators and others; (ii) our compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications, independence and performance; (iv) the internal controls that management and Board have established; and (v) the audit, accounting and financial reporting processes generally. The Committee is also responsible for review and approval of related-party transactions. The Audit Committee met twice during the last fiscal year and its chair met informally from time to time with our management and outside auditor. Additional information about the Audit Committee is provided below under the caption “Report of the Audit Committee.”

Nominating and Corporate Governance Committee

In February 2004, the Board established a Nominating and Corporate Governance Committee, the members of which are Edgar Ben-Josef and Steven Prelack. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, and to recommend to the Board candidates for election or re-election as directors, and for reviewing our governance policies in light of the corporate governance rules of the American Stock Exchange and the Securities and Exchange Commission (“SEC”). This Committee has adopted a charter, which is available on our website at www.pro-pharmaceuticals.com.

Under its charter, the Nominating and Corporate Governance Committee is required to establish and recommend criteria for service as a director, including matters relating to professional skills and experience, board composition, potential conflicts of interest and manner of consideration of individuals proposed by management or stockholders for nomination. The Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of Pro-Pharmaceuticals and its stockholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in Board deliberations; and an appreciation of the role of the corporation in society. The Committee anticipates that it will consider candidates meeting these criteria who are suggested by directors, management, stockholders and other advisers hired to identify and evaluate qualified candidates.

In view of its recent formation, the Committee has not yet adopted a formal policy concerning consideration of director candidates recommended by securityholders, but anticipates that it will do so. This policy will provide for stockholders to submit recommendations in writing by letter addressed to the Chief Executive Officer or the Chairman of the Nominating and Corporate Governance Committee and may upon review provide for other means of nominations to be made by stockholders. The Committee anticipates that it will evaluate stockholder-recommended candidates in the same manner as candidates recommended by other persons. Further information about stockholder nominations will be provided on our website as it becomes available.

Stockholders may send communications to the Board, the Chairman, or one or more non-management directors by using the contact information provided on our website. Stockholders also may send communications by letter addressed to the President, Pro-Pharmaceuticals, Inc., 189 Wells Avenue, Newton, Massachusetts 02459, or by contacting our President or Vice President, Investor Relations, at (617) 559-0033. All communications will be received and reviewed by our President and/or Vice President, Investor Relations. The receipt of stockholder concerns about our accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of all other concerns will be reported to the appropriate committee(s) of the Board.

We encourage, but do not require, our Board members to attend the annual meeting of stockholders. Four members of the Board attended our 2003 annual meeting.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding our Chief Executive Officer and each of our four most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 2003 exceeded $100,000, including two individuals who were executive officers during the 2003 fiscal year but were not serving in such capacities at the end of the year (the “Named Executive Officers”). For the 2003 fiscal year, our Named Executive Officers were David Platt and Maureen Foley and two former employees, James Czirr and David Christopher.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)	Securities Under- lying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)
David Platt, President and Chief Executive Officer	2003 2002 2001	180,000 157,500 166,667	— — —	— — —	— — —	— — —	— — —	— — —
James Czirr, former Executive Vice President, Business Development(1)	2003 2002 2001	122,500 70,000 —	— — —	— — —	— — —	— — —	— — —	— — —
Maureen Foley, Chief Operating Officer	2003 2002 2001	120,000 83,750 50,000	— — —	— — —	— — —	650,000 100,000 20,000	— — —	— — —
David Christopher, former Chief Financial Officer(2)	2003 2002 2001	100,500 — —	— — —	— — —	— — —	400,000 — —	— — —	— — —

(1)	Mr. Czirr, whose employment began in June 2002, resigned as Executive Vice President, Business Development in October 2003.

(2)	Mr. Christopher, our Chief Financial Officer from April 2003 until his resignation in October 2003, has been succeeded by Charles F. Harney, a biography of whom is set forth above.

Option Grants in Last Fiscal Year

The following table shows all grants of options to acquire shares of Pro-Pharmaceuticals common stock granted to the Named Executive Officers listed in the Summary Compensation Table for the fiscal year ended December 31, 2003.

Name	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Pro- Pharmaceuticals Employees in Fiscal Year	Exercise or Base Price ($/Share)(2)	Expiration Date		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
							5%(3)		10%(3)
Maureen Foley	650,000	(1)	40.2%	$4.05	9/2/13			$1,655,565		$4,195,527
David Christopher(4)	150,000 250,000		9.3% 15.4%	$2.97 $4.05	4/10/13 9/2/13	(4) (4)	$ $	280,173 636,756	$ $	710,012 1,613,664

(1)	The option vested on the date of grant (September 2, 2003) with respect to 400,000 underlying shares, 100,000 shares on December 3, 2003, 50,000 shares on March 2, 2004, and will vest as to an additional 50,000 shares on each of June 2, 2004 and September 2, 2004.

(2)	The options were granted at an exercise price equal to the closing price of Pro-Pharmaceuticals common stock on the grant date, which was $2.97 on April 10, 2003 and $4.05 on September 2, 2003.

(3)	Potential realizable value assumes that the common stock appreciates at the rate shown (compounded annually) from the grant date until the option expiration date. It is calculated based on the SEC requirements and does not represent the estimated growth of the future stock price by Pro-Pharmaceuticals nor the present value of the stock options.

(4)	All options granted to Mr. Christopher were exercised or have expired.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table shows aggregate exercises of options to purchase Pro-Pharmaceuticals common stock in the fiscal year ended December 31, 2003 by the Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Maureen Foley	—	—	620,000	150,000	$54,000	—
David Christopher	16,629	$74,000	100,000	—	—	—

(1)	The value of unexercised Pro-Pharmaceuticals options is based on the difference between the exercise price and the closing price on the American Stock Exchange of Pro-Pharmaceuticals common stock on December 31, 2003, of $3.95.

Equity Compensation Plan Information

Pro-Pharmaceuticals, Inc. 2001 Stock Incentive Plan

On October 18, 2001, our Board of Directors adopted the Pro-Pharmaceuticals, Inc. 2001 Stock Incentive Plan (the “2001 Plan”) which permits awards of incentive and non-qualified stock options and other forms of incentive compensation to employees and non-employees such as directors and consultants. The Board reserved 2,000,000 of our shares of common stock for awards pursuant to the 2001 Plan, all of which reserved shares could be awarded as incentive stock options. Our stockholders approved the plan on May 31, 2002. As of December 31, 2003, we had outstanding options to purchase 1,761,000 shares of common stock under the 2001 Plan. At the Annual Meeting, our stockholders are being asked to approve an amendment to the 2001 Plan to increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan.

Common Stock Issuable under Equity Compensation Plans

The following table provides information as of December 31, 2003, concerning common stock issuable under equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	1,761,000	$3.88	189,000
Equity compensation plans not approved by stockholders	464,604	$3.31	0
Total	2,225,604	$3.76	189,000

(1)	Consists of options awarded under the Pro-Pharmaceuticals, Inc. 2001 Stock Incentive Plan.

Compensation of Directors and Advisors

Except for the 2003 Non-employee Director Stock Incentive Plan, if approved, we have no standard arrangement to compensate directors for their services in their capacity as directors. In January 2003 we compensated each of our non-employee directors with a grant of 500 non-qualified stock options for each meeting of our Board that such director attended during 2002. These options were exercisable on the date of grant at $3.50 per share.

In September 2003, we granted Mildred Christian, a director and member of our Scientific Advisory Board, an option to purchase 25,000 shares of common stock, immediately exercisable at $4.05 per share, as compensation for service on our Scientific Advisory Board.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Dr. Platt is the only Named Executive Officer with whom we have an employment agreement, a copy of which was an exhibit to our 2003 Annual Report on Form 10-K filed on March 30, 2004. Effective as of January 2, 2004, the agreement provides that Dr. Platt shall serve as President and Chief Executive Officer at a base salary of $220,000 per year, subject to annual review, and receive our standard employee life, disability and health insurance and other benefits. Dr. Platt is entitled to receive bonus compensation as follows:

(i)	upon consummation of a transaction with a pharmaceutical company expected to result in at least $10,000,000 of equity investment or $50,000,000 of royalty revenue or other substantial benefit as our Board may determine, a cash bonus of $200,000 and fully vested 10-year stock options exercisable at not less than the then market value to purchase at least 200,000 shares of our common stock;

(ii)	upon approval by the Food and Drug Administration of each new investigational new drug application filed by us for commencement of human trials, a cash bonus of $100,000 and 100,000 of such stock options;

(iii)	upon approval by the FDA of each new drug application filed by us for any drug or drug delivery candidate, a cash bonus of $400,000 and 400,000 of such stock options; and

(iv)	cash bonus upon achievement of goals specified by our Board as determined in the first quarter of each fiscal year, with 50% based on performance relative to his work as an executive manager and/or scientist and 50% based on reference to objective criteria such as the market price of our stock or meeting budgets approved by the Board.

If Dr. Platt’s employment terminates other than “for cause” or within twelve months after a change of control of Pro-Pharmaceuticals, he is entitled to, among other things, severance payments for two years based on his salary as of termination, a cash payment ranging from $1,000,000 to $2,000,000 calculated by reference to prior bonus payments, continuation of or comparable health plan benefits for him and his family for two years, and immediate vesting of any unvested stock options.

The agreement requires Dr. Platt generally to assign inventions and other intellectual property to Pro-Pharmaceuticals which he creates, conceives or reduces to practice, and contains provisions concerning, among others, confidential information, non-competition and non-solicitation of employees.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Mildred Christian and Edgar Ben-Josef. Neither of these persons was an officer or employee of Pro-Pharmaceuticals during the fiscal year, formerly an officer of Pro-Pharmaceuticals, or had any relationship otherwise requiring disclosure hereunder except as to disclosure concerning Dr. Christian under “Certain Relationships and Related Transactions” below.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee determines the cash and other incentive compensation, if any, to be paid to our executive officers and key employees. Compensation may include both cash (base salary and bonus) and equity-based compensation. Base salary is determined with reference to market norms. Bonus compensation (cash and/or options) is based on a number of factors such as our financial and non-financial performance, including fund raising; operating within budget; enhancing our market value; developing drug candidates, including enhancing our product pipeline; and expanding our intellectual property portfolio.

Equity-based compensation is comprised of stock option grants. We believe that equity-based compensation is useful to align the economic interests of the executive officers of Pro-Pharmaceuticals with the economic interests of our stockholders. The Compensation Committee reviews the outstanding unvested options of the key executives from time to time and may grant additional options to encourage the retention of key executives.

The compensation of our Chief Executive Officer is generally based on the same policies and criteria as the other executive officers. Dr. Platt’s base salary was $157,500 in 2002, $180,000 in 2003, and was increased to $220,000 for 2004. In developing Dr. Platt’s employment agreement, including bonus compensation in cash and stock options for milestone achievements, the Compensation Committee considered the factors noted above. The Committee believes Dr. Platt’s compensation, including salary, bonus and stock options, fall within our compensation objectives and are consistent with industry norms for a development-stage pharmaceutical company, and that severance contingencies are appropriate in light of the substantial contribution he has made to our science and intellectual property. The Compensation Committee approved an increase of the salary of our Chief Operating Officer in October 2003 from $110,000 to $150,000 as a result of Ms. Foley’s increased managerial responsibilities as Pro-Pharmaceuticals became an exchange-listed company and to bring her within industry standards for such an office. We also made a substantial award of stock options to Ms. Foley in recognition of her services rendered when the company needed to allocate limited cash resources to research and development and other pre-clinical matters.

The objective of a formal compensation policy is to enable the Company to attract and retain qualified executives, and reward executives for performance against a number of Company goals agreed upon for the long-term maximization of stockholder value. The Compensation Committee has implemented this policy against which to assess executive compensation.

COMPENSATION COMMITTEE

Mildred Christian, Ph.D.

Edgar Ben-Josef, M.D.

Performance Graph

The graph below shows the cumulative total stockholder return assuming the investment of $100 beginning September 10, 2002 (the date our common stock began to trade on the Over-the-Counter Bulletin Board) through December 31, 2003, in each of Pro-Pharmaceuticals’ common stock, the AMEX Biotechnology Index (BTK) and the Nasdaq Biotechnology Index (NBI). Our common stock began to trade on the American Stock Exchange on September 10, 2003 under the ticker symbol “PRW”. These other indices may reflect the investment of dividends; however, we have not declared or paid any dividends to date. Pro-Pharmaceuticals’ price performance shown in the following graph is not indicative of future stock price performance.

PROPOSAL NO. 2

APPROVAL OF THE COMPANY’S 2003 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

General

The 2003 Non-employee Director Stock Incentive Plan (the “2003 Plan”) was adopted by the Board of Directors on September 18, 2003, subject to ratification by the Pro-Pharmaceuticals stockholders at this Annual Meeting. No awards have been made under the 2003 Plan pending approval by the stockholders. Set forth below is a summary of the 2003 Plan. A complete copy of this plan is attached to this proxy statement as Appendix A. This summary is qualified in its entirety by reference to that filing. Capitalized terms used in this summary have the same definitions as set forth in the full text of the 2003 Plan.

The purposes of the plan are to enable Pro-Pharmaceuticals to attract, motivate and retain non-employee directors of exceptional ability, and to provide a means to encourage stock ownership and a proprietary interest in Pro-Pharmaceuticals by these persons.

The 2003 Plan provides for the grant of nonqualified stock options and restricted stock awards.

On April     , 2004, the closing price of our common stock on the American Stock Exchange was $            .

Administration

The 2003 Plan will be administered by the Compensation Committee by delegation from the Board of Directors. Although most aspects of grants to be made under the 2003 Plan are automatic and non-discretionary, as described below, the Compensation Committee has authority to interpret the 2003 Plan and to prescribe, amend or rescind rules and regulations relating to the plan.

The benefits and amounts that will be received by participants under the plan are not currently determinable.

Eligibility to Participate in the Plan

The persons eligible to receive Awards under the 2003 Plan are those who, at the time of grant under the plan, are outside (non-employee) directors of Pro-Pharmaceuticals or any Subsidiary. As of April 15, 2004, we have seven non-employee Directors, each of whom would be eligible for grants under the 2003 Plan.

Number of Shares Subject to the Plan

Awards may be made under the 2003 Plan for up to 1,000,000 shares of our common stock, pursuant to Options or Restricted Stock Awards. The Options may only be non-qualified stock options (NQOs). If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the shares available under the 2003 Plan and may again be made subject to Options or Restricted Stock Awards.

Option Grants Under the Plan

Option Grants

Options granted pursuant to the 2003 Plan will be evidenced by votes of the Board of Directors or the Compensation Committee of the Board. Each option vote will state the number of shares covered thereby, the option price and the latest date upon which the option may be exercised.

Options shall be granted automatically to all Eligible Persons as follows: (i) each person who becomes an Eligible Person after the date of stockholder approval of the 2003 Plan shall be granted an Option to purchase not more than ten thousand (10,000) shares of common stock on the close of business on the date of his or her initial election to the Board, and (ii) each Eligible Person shall be granted an Option to purchase that number of shares of Common Stock equal to:

500 x (Number of committee meetings attended + Number of Board meetings attended)

for each fiscal year of Pro-Pharmaceuticals on the fifth business day following the end of the preceding fiscal year, provided that he or she is an Eligible Person on the grant date. The exercise price of the Option will be the closing price of our common stock on the grant date. Options granted under the 2003 Plan will have a maximum term of seven years.

The Committee may from time to time determine to make grants of Restricted Stock Awards in place of the Options to be granted under the 2003 Plan.

Unless the Compensation Committee determines otherwise, upon exercise of an Option, the purchase price will be payable in full in cash.

Certain Federal Income Tax Consequences

The grant of a NQO typically does not result in any taxable income to the recipient or deduction to us. The recipient of an NQO typically recognizes ordinary income on the date of exercise in the amount by which the fair market value of the stock exceeds the exercise price of the Option. We would, in this event, receive a corresponding tax deduction equal to the amount of ordinary income recognized by the recipient. When the shares are disposed of, any additional gain in excess of the market value of the shares on the date of exercise is treated as short-term or long-term capital gain or loss. We are not allowed any additional tax deduction. Capital gain is short-term if the shares have been held one year or less, and long-term if held more than one year.

The foregoing discussion is subject to qualification by reference to specific federal tax laws and regulations, and is further subject to government revision and amendment.

Restricted Stock Awards

All shares of common stock subject to Restricted Stock Awards under the 2003 Plan will be subject to restrictions on transfer and other conditions in the discretion of the Committee. The restrictions will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as determined by the Committee and set forth in the instrument evidencing the Restricted Stock Award grant. The shares subject to such awards may not be sold or otherwise transferred, except to the Company, until the restrictions on the shares lapse, unless otherwise determined by the Committee.

In the event a holder of a Restricted Stock Award ceases to be an outside director of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her directorship terminates will be returned to or repurchased by the Company at their initial price unless the Committee determines otherwise.

Subject to the restrictions and other conditions on the shares subject to Restricted Stock Awards, and the discretion of the Committee, the holder will have all rights of a stockholder with respect to such shares, including the right to receive all dividends and other distributions paid or made with respect to those shares.

Non-Transferability of Options and Restricted Stock Awards under the Plan

Unless otherwise permitted by the Committee, Options are not transferable or assignable by a Participant except that, in the event of the death of a Participant, a beneficiary may be designated with respect to an Option held by the Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to the Option may be transferred to the person(s) entitled thereto under the will of the holder of such Option. The Committee may, in its discretion, allow grantees under the 2003 Plan to transfer Options or Restricted Stock Awards, for no consideration, to immediate family members or other permitted transferees as defined in the 2003 Plan.

Effect of Certain Corporate Events

If a Change in Control occurs, the Committee has the discretion to provide for acceleration of outstanding Options and Restricted Stock Awards under the 2003 Plan. Any Options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or earlier termination of the Option.

In the event of an Acquisition, to the extent that we have repurchase rights as to shares subject to outstanding Restricted Stock Awards, those rights will terminate immediately unless assigned to the acquiring entity. All outstanding Options will accelerate to the extent not assumed by the acquiror or replaced by comparable options to purchase shares or the acquiror or successor entity. The Committee may provide for automatic acceleration of outstanding Options or shares subject to Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise accelerate at that time, if the grantee’s directorship terminates following such Acquisition.

The Board recommends a vote “FOR” approval of the Company’s 2003 Non-employee Director Stock Incentive Plan.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF

THE COMPANY’S UNDESIGNATED CAPITAL STOCK

The Board of Directors proposes that stockholders authorize the amendment of Pro-Pharmaceuticals’ Articles of Incorporation to increase the authorized shares of undesignated capital stock. The amendment would increase the authorized shares of undesignated capital stock from 5,000,000 shares to 10,000,000 shares.

We have no current plan or commitment to issue shares of our undesignated capital stock. The increase in the number of authorized undesignated shares will provide us with flexibility in the future by assuring the availability of sufficient authorized but unissued undesignated shares for valid corporate proposes such as financings, stock splits or stock dividends, and mergers and acquisitions. The newly authorized undesignated capital stock would be available for issuance without further action by stockholders except as required by law or applicable stock exchange requirements. Any such issuance could have the effect of diluting existing stockholders. The terms of additional authorized shares could be structured in a manner to discourage persons from gaining control of Pro-Pharmaceuticals or make more difficult the removal of management.

The terms of these shares, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the Board.

If the amendment to increase the number of authorized shares of undesignated capital stock is approved, the first sentence of Article III of our Articles of Incorporation will read in its entirety as follows:

“The corporation shall have the authority to issue an aggregate of 100,000,000 shares which shall be common voting shares having a par value of $0.001 per share, and 10,000,000 undesignated shares having a par value of $0.01 per share.”

Approval of the amendment to the Articles of Incorporation will require the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting either in person or by proxy and voting on this matter. If such approval is obtained, the amendment will be effected by the filing of an appropriate certificate of amendment with the Nevada Secretary of State.

The Board recommends a vote “FOR” approval of this amendment to the Company’s Articles of Incorporation.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2001 STOCK INCENTIVE

PLAN TO INCREASE THE NUMBER OF SHARES

SUBJECT TO THE PLAN FROM 2,000,000 TO 5,000,000

General

The 2001 Stock Incentive Plan (the “2001 Plan”) was adopted by the Board of Directors in October 2001, and was approved by the stockholders in May 2002. Set forth below is a summary of the 2001 Plan. A complete copy of this plan, as proposed to be amended in accordance with this proposal, is attached to this proxy statement as Appendix B. This summary is qualified in its entirety by reference to that filing. Capitalized terms used in this summary have the same definitions as set forth in the full text of the 2001 Plan.

Amendment

In 2004 our Board approved the submission to our stockholders of an amendment to the 2001 Plan, to be effective upon approval by our stockholders. As of March 31, 2004, 264,000 shares of common stock remained available for issuance under the 2001 Plan. The effect of this amendment would be to increase the number of shares of common stock available for issuance under the 2001 Plan by 3,000,000. The Board believes that this amendment will help us to attract and retain qualified employees and provide further incentives to employees as a result of their equity interest in Pro-Pharmaceuticals.

On April 15, 2004, the closing price of our common stock on the American Stock Exchange was $            .

Summary of the Plan

The purposes of the plan are to enable Pro-Pharmaceuticals to attract, motivate and retain employees, consultants, advisors and outside directors of exceptional ability, and to provide a means to encourage stock ownership and a proprietary interest in Pro-Pharmaceuticals by these persons.

The 2001 Plan provides for the grant of both incentive and nonqualified stock options, and restricted stock awards.

Administration

The 2001 Plan is administered by the Compensation Committee by delegation from the Board of Directors. The committee determines the terms and conditions of each award, including:

•	Who is eligible to receive awards;

•	When awards will be granted;

•	The number of shares subject to options or restricted stock awards; and

•	For options, the type of option to be granted, option exercise price (subject to limitations in the case of incentive stock options), and when the option is exercisable.

Because the terms and conditions of awards are wholly within the discretion of the Compensation Committee, subject to the limitations set forth in the 2001 Plan, the benefits and amounts that will be received by participants under the plan are not currently determinable. As of April 15, 2004, option grants of 1,736,000 shares had been made under the Plan. No grants of restricted stock awards have been made to date.

Eligibility to Participate in the Plan

The persons eligible to receive Awards under the 2001 Plan shall be all executive officers of the Company and any Subsidiaries, and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and any Subsidiaries. Directors who are employees of the Company and any Subsidiaries shall be eligible to receive Awards under the 2001 Plan. Consultants to the Company and non-employee Directors shall be eligible to receive Awards other than Incentive Stock Option grants, as discussed below.

As of April 15, 2004, approximately 21 persons, including five employees, four consultants, five advisors and seven outside directors, were eligible for grants under the 2001 Plan.

Number of Shares Subject to the 2001 Plan

If this amendment to the 2001 Plan is approved by the stockholders, there will be 3,264,000 shares of the Company’s common stock, available for awards under the 2001 Plan, which may be either Options or Restricted Stock Awards. The Options may either be “incentive stock options” (ISOs), as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or may be non-qualified stock options (NQOs). If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the shares available under the 2001 Plan and may again be made subject to Options or Restricted Stock Awards.

Option Grants Under the 2001 Plan

Option Grants

Options granted pursuant to the plan will be evidenced by votes of the Board of Directors or the Compensation Committee of the Board. Each option vote will state the number of shares covered thereby, the option price and the latest date upon which the option may be exercised. Consultants, directors, officers and other employees of the Company are eligible to receive Options, but only employees may receive Incentive Stock Options (“ISOs”). All other recipients of option grants may receive only Non-Qualified Options (“NQOs”). Under the terms of the 2001 Plan, the option exercise price for ISOs may not be less than 100% of the Fair Market Value of the Common Stock at the date of grant, except that if the optionee owns more than 10% of the total combined voting power of all classes of stock of the Company, that person will not be eligible for the grant of an ISO unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

Options granted under the 2001 Plan are generally nontransferable, unless otherwise determined by the Compensation Committee, and expire upon the earlier of an expiration date fixed by the Compensation Committee and set forth in each individual option award certificate, ten years from the date of grant or, with respect to ISOs, five years from the date of grant, if the optionee owns more than 10% of the total combined power of all classes of stock of Pro-Pharmaceuticals.

Unless the Compensation Committee determines otherwise, upon exercise of an Option, the purchase price will be payable in full in cash.

Certain Federal Income Tax Consequences

Tax consequences of Option awards are dependent upon the type of award granted. The grant of an ISO or NQO typically does not result in any taxable income to the recipient or deduction to us. In the case of an ISO, generally speaking, an employee pays no taxes until the stock is sold. If the employee holds this stock at least two years from the grant date and one year from the exercise date, the difference between the exercise price and the proceeds received from the sale would be taxed at the capital gains rate. Under these circumstances, we will not be allowed a tax deduction in the amount of this “gain.” If the employee should make a disqualifying transfer of stock issued upon the exercise of an ISO, the employee will instead realize ordinary income, and we would be entitled to a deduction equal to the amount by which the fair market value of the stock on the date of exercise, or the proceeds of the sale of the stock, exceeds the exercise price. Certain employees may be subject to the application of the alternative minimum tax whether they make qualifying or nonqualifying transfers of stock issued under the exercise of an ISO.

With an NQO, the recipient typically recognizes ordinary income on the date of exercise in the amount by which the fair market value of the stock exceeds the exercise price of the Option. We would, in this event, receive a corresponding tax deduction equal to the amount of ordinary income recognized by the recipient. When the shares are disposed of, any additional gain in excess of the market value of the shares on the date of exercise is treated as short-term or long-term capital gain or loss. We are not allowed any additional tax deduction. Capital gain is short-term if the shares have been held one year or less, and long-term if held more than one year.

The foregoing discussion is subject to qualification by reference to specific federal tax laws and regulations, and is further subject to government revision and amendment.

Restricted Stock Awards

All shares of common stock subject to Restricted Stock Awards under the 2001 Plan will be subject to restrictions on transfer and other conditions in the discretion of the Committee. The restrictions will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as determined by the Committee and set forth in the instrument evidencing the Restricted Stock Award grant. The shares subject to such awards may not be sold or otherwise transferred, except to the Company, until the restrictions on the shares lapse, unless otherwise determined by the Committee.

In the event a holder of a Restricted Stock Award ceases to be an employee or consultant of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment or consulting relationship terminates will be returned to or repurchased by the Company at their initial price unless the Committee determines otherwise.

Subject to the restrictions and other conditions on the shares subject to Restricted Stock Awards, and the discretion of the Committee, the holder will have all rights of a stockholder with respect to such shares, including the right to receive all dividends and other distributions paid or made with respect to those shares.

Non-Transferability of Options and Restricted Stock Awards under the Plan

Unless otherwise permitted by the Committee, Options are not transferable or assignable by a Participant except that, in the event of the death of a Participant, a beneficiary may be designated with respect to an Option held by the Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to the Option may be transferred to the person(s) entitled thereto under the will of the holder of such Option. The Committee may, in its discretion, allow grantees under the 2001 Plan to transfer NQOs or Restricted Stock Awards, for no consideration, to immediate family members or other permitted transferees as defined in the 2001 Plan.

Effect of Certain Corporate Events

If a Change in Control occurs, the Committee has the discretion to provide for acceleration of outstanding Options and Restricted Stock Awards under the 2001 Plan. Any Options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or earlier termination of the Option.

In the event of an Acquisition, to the extent that we have repurchase rights as to shares subject to outstanding Restricted Stock Awards, those rights will terminate immediately unless assigned to the acquiring entity. All outstanding Options will accelerate to the extent not assumed by the acquiror or replaced by comparable options to purchase shares or the acquiror or successor entity. The Committee may provide for automatic acceleration of outstanding Options or shares subject to restricted stock Awards that are assigned in connection with the Acquisition and do not otherwise accelerate at that time, if the grantee’s employment or consulting relationship terminates following such Acquisition.

The Board recommends a vote FOR approval of this amendment to the Pro-Pharmaceuticals, Inc., 2001 Stock Incentive Plan.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has, subject to the ratification of the stockholders, appointed Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2004. Deloitte & Touche LLP has served as our independent auditors since February 2002. We do not expect a representative of Deloitte & Touche LLP to be present at the Annual Meeting.

The Board recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP, as Pro-Pharmaceuticals’ independent public accountants for the fiscal year ending December 31, 2004.

Following is information concerning the fees paid to Deloitte & Touche LLP during our 2003 and 2002 fiscal years.

	Fiscal Year 2003	Fiscal Year 2002
Audit Fees(1)	$252,800	$219,570
Audit-Related Fees(2)	14,300	0
Tax Fees(3)	0	0

Subtotal	267,100	219,570
All Other Fees(4)	18,250	0

Total Fees	$285,350	$219,570

(1)	Audit Fees. These are fees for professional services performed by Deloitte & Touche LLP for the audit of our annual financial statements and review of financial statements included in our quarterly 10-QSB filings, and services that are normally in connection with statutory and regulatory filings or engagements for such fiscal year.

(2)	Audit-Related Fees. These are fees for assurance and related services performed by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of our financial statements including financial disclosures made in our stock exchange listing application, review of private placement documentation, and consultation with our Audit Committee on financial accounting/reporting standards.

(3)	Tax Fees. We did not engage Deloitte & Touche LLP for professional services with respect to tax compliance, tax advice and tax planning.

(4)	All Other Fees. These are fees for all other products and services provided or performed by Deloitte & Touche LLP, not falling in one or more of the above categories and in 2003 included services related to response to legal proceedings disclosed in our Annual Report on Form 10-K.

The Audit Committee has considered whether the provision of non-core audit services to Pro-Pharmaceuticals by Pro-Pharmaceuticals’ principal auditor is compatible with maintaining independence.

Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy and procedures which set forth the manner in which the Audit Committee will review and approve all services to be provided by Deloitte & Touche LLP before the firm is retained to provide such services. The policy requires Audit Committee pre-approval of the terms and fees of the annual audit services engagement, as well as any changes in terms and fees resulting from changes in audit scope or other items. The Audit Committee also pre-approves, on an annual basis, other audit services, and audit-related and tax services set forth in the policy, subject to estimated fee levels pre-approved by the Committee. Any other services to be provided by the independent auditors must be separately pre-approved by the Audit Committee. As a general guideline, annual fees paid to the independent auditors for services other than audit, audit-related, and tax services should not exceed one half the dollar amount of fees to be paid for these three categories of services collectively. Services pre-approved pursuant to delegated authority must be reported to the full Committee at its next scheduled meeting. The Chief Financial Officer reports quarterly to the Audit Committee on the status of pre-approved services, including projected fees. All of the services reflected in the above table were approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is responsible for providing independent, objective oversight of Pro-Pharmaceuticals’ accounting functions and internal controls. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2004, and which is reviewed annually. The Audit Committee is composed of Steven Prelack, Dale Conaway and Jerald Rome. The Board has determined that Mr. Prelack is an “Audit Committee Financial Expert” within the meaning of the rules of the Securities and Exchange Commission (“SEC”). Each of the members of the Audit Committee qualifies as an “independent” director under applicable American Stock Exchange listing standards. A copy of the Audit Committee charter is attached to this proxy statement as Appendix C.

The Audit Committee has reviewed and discussed Pro-Pharmaceuticals’ audited financial statements with management. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES which includes, among other items, matters related to the conduct of the annual audit of our company’s financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, concerning their independence as required under applicable independence standards for auditors of public companies, and has discussed with Deloitte & Touche LLP its independence from Pro-Pharmaceuticals.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Pro-Pharmaceuticals Board of Directors that the Company’s audited financial statements be included in the Pro-Pharmaceuticals Annual Report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE

Steven Prelack, chair

Dale Conaway, D.V.M.

Jerald K. Rome

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In January 2003 we entered into a contract with David Smith, a director, pursuant to which he would provide consulting services in connection with our business development and related financial services in consideration of an option to purchase 100,000 shares of common stock, exercisable at $3.50 per share. The option vested as to 33,334 shares on the grant date, as to 33,333 shares on the first anniversary thereof, and will vest as to the remaining 33,333 on the second anniversary provided Mr. Smith remains a director on such date.

In June 2003 we entered into a contract with Burton Firtel, a director, pursuant to which he would provide consulting services to us in consideration of an option to purchase 24,000 shares of common stock, exercisable at $3.50 per share, which vests at the rate of 2,000 options per month as services are performed. The contract was retroactive to March 1, 2003, the date following the termination of our previous consulting agreement with Mr. Firtel, which contained identical terms. The contract was not renewed in March 2004 and the consulting arrangement has concluded.

Dr. Mildred Christian, a director, is the sole owner of Argus International, Inc., a company specializing in regulatory matters, which provided consulting services to us in project development, monitoring and IND development (pharmacology sections) during 2002 and 2001. Compensation for these services, paid to Dr. Christian in 2003, consisted of 25,354 shares of common stock and an option to purchase 25,354 shares of common stock, at an exercise price of $2.96.

OTHER BUSINESS

Management knows of no other matters that may be presented at the Annual Meeting.

DISSENTERS’ RIGHTS OF APPRAISAL

No action is proposed herein for which the laws of the State of Nevada, the Articles of Incorporation or By-laws of Pro-Pharmaceuticals provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes of ownership of such securities with the Securities and Exchange Commission. Based on a review of our records, we believe that all filing requirements applicable to our officers, directors and holders of more than ten percent of our common stock were complied with during the 2003 fiscal year, except as follows: with respect to David Smith, a Form 4 was filed late concerning an open market purchase of 25,000 shares of common stock, with respect to Mildred Christian, a Form 4 was filed late concerning issuance to Dr. Christian of 25,354 shares of common stock and a grant of an option to purchase 25,354 shares of common stock, all as compensation for 2002 consulting services, and a Form 4 was filed late concerning a grant of an option to purchase 25,000 shares of common stock, as compensation for services to our Scientific Advisory Board.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Under SEC rules, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2005 annual meeting of stockholders, the proposal must be received by us, attention: Vice President, Investor Relations, at our principal executive offices by December     , 2004. Also in accordance with SEC guidelines, if a stockholder notifies us of that stockholder’s intent to present a proposal at our 2005 annual meeting of stockholders after March     , 2005. we may, acting through the persons named as proxies in the proxy materials for that meeting, exercise discretionary voting authority with respect to the proposal without including information about the proposal in our proxy materials. However, in either case, if the date of the 2005 annual meeting is changed by more than 30 days from the date of the 2004 meeting, then the deadline would be a reasonable time before we begin to print and mail our proxy materials.

DELIVERY OF VOTING MATERIALS

To reduce the expenses of delivering duplicate voting materials to our stockholders who may have more than one Pro-Pharmaceuticals stock account, we are taking advantage of “householding” rules that permit us to deliver only one set of the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2003 to stockholders who share an address unless otherwise requested. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. If you wish to revoke such a consent previously provided to your broker, you must contact the broker to revoke the consent. In any event, if you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request a separate copy of these materials at no cost to you. For future annual meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies by either: (i) telephoning us at (617) 559-0033; (ii) sending a letter to us at 189 Wells Avenue, Newton, Massachusetts 02459, Attention: Vice President, Investor Relations; or (iii) sending an e-mail to us at squeglia@pro-pharmaceuticals.com. If you hold your shares through a broker, you can request a single copy of materials for future meetings by contacting the broker.

By Order of the Board of Directors

/s/ David Platt

April , 2004	David Platt, Ph.D.
Newton, Massachusetts	President and Chief Executive Officer

APPENDIX A

PRO-PHARMACEUTICALS, INC.

2003 NON-EMPLOYEE

DIRECTOR STOCK INCENTIVE PLAN

1.	Purposes of the Plan.

The purpose of this 2003 Non-employee Director Stock Option Plan (the “Plan”) of Pro-Pharmaceuticals, Inc. (the “Company”) is to promote the interests of the Company and its stockholders by strengthening the Company’s ability to attract, motivate, and retain non-employee directors of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company by them upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.	Definitions.

(a) “Accelerate,” “Accelerated,” and “Acceleration,” (i) when used with respect to an Option, mean that as of the relevant time of reference, such Option shall become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares and (ii) when used with respect to shares of Common Stock granted pursuant to a Restricted Stock Award, mean that as of the relevant time of reference, such shares shall become free of any reacquisition or repurchase rights in the Company with respect thereto.

(b) “Acquisition” means

(i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

(ii) the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

(c) “Beneficial Ownership” means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders to accept, or

(ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

(f) “Code” means the Internal Revenue Code of 1986, as amended or replaced from time to time.

(g) “Committee” means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the “Committee” shall mean the Board acting in such capacity. During any period in which there is no Committee or the Committee has disbanded, the Board shall be deemed to be the Committee and references herein to the “Committee” shall mean the Board acting in such capacity.

(h) “Common Stock” means the authorized common stock, $.001 par value per share, of the Company.

(i) “Company” means Pro-Pharmaceuticals, Inc., a Nevada corporation.

(j) “Eligible Person” means any person who is, at the time of the grant of an Option or Restricted Stock Award, an outside (non-employee) director to the Company or any Subsidiary.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(l) “Fair Market Value” means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value shall be (i) the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ

National Market System. If the Common Stock is not then publicly traded, Fair Market Value shall be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms’-length private transactions.

(m) “Nonqualified Stock Option” means a stock option granted hereunder that is not intended to be an incentive stock option, as defined by Section 422 of the Code.

(n) “Option” means a Nonqualified Stock Option.

(o) “Participant” means any Eligible Person selected to receive an Option or Restricted Stock Award pursuant to Section 5 or any Permitted Transferee to whom an Option or Restricted Stock has been transferred in accordance with Section 9(e).

(p) “Permitted Transferee” means any immediate family member of a person to whom an Option or Restricted Stock Award has been granted pursuant to Section 5 or a trust maintained exclusively for the benefit of, or partnership of all of the interests which are held by, one or more of such immediate family members.

(q) “Plan” means this 2003 Non-employee Director Stock Incentive Plan as set forth herein and as amended and/or restated from time to time.

(r) “Restricted Stock Award” means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable, except in accordance with Section 9(e) and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance, specified by the Committee, are met.

(s) “Subsidiary” means any subsidiary corporation (as defined in Section 424 of the Code) of the Company.

3.	Shares of Common Stock Subject to the Plan.

(a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan shall not exceed 1,000,000 shares.

(b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company and shall be issued subject to any and all restrictions on the Company’s Common Stock in effect as of the time of the issuance.

(c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in Section 3(a) and may again be made subject to Options or Restricted Stock Awards.

(s) All Options granted under the Plan shall be nonqualified options, which are not intended to meet the requirements of Section 422 of the Code.

4.	Administration of the Plan.

(a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

(b) The Plan will be administered by the Committee as determined and appointed by the Company’s Board of Directors, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

(c) Grants of Options or Restricted Stock Awards under the Plan and the amount and nature of the such grants shall be automatic and non-discretionary in accordance with Section 5.

(d) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

5.	Grant of Options and Restricted Stock Awards.

(a) Option Grant Dates. Options shall be granted automatically to all Eligible Persons as follows: (i) each person who becomes an Eligible Person after the date of shareholder approval of the Plan shall be granted an Option to purchase not more than ten thousand (10,000) shares of Common Stock on the close of business on the date of his or her initial election to the Board, and (ii) each Eligible Person shall be granted annually an Option to purchase that number of shares of Common Stock equal to (A) if the Board meets monthly the product of: 500 x (number of Board meetings attended), or if the Board commences to meet quarterly the product of: 1,500 x (number of Board meetings attended) plus (B) the product of: 500 x (number of special Board committee meetings (i.e., meetings other than regularly scheduled meetings) attended + number of Board committee meetings attended) for each fiscal year of the Company on the fifth business day following the end of the Company’s preceding fiscal year, provided that he or she is an Eligible Person on the date of grant.

(b) Restricted Stock Award Dates. At the sole discretion of the Committee, the Committee may at any time and from time to time determine that it is advisable and in the best interests of the Company to issue Restricted Stock Awards in place of Options to be granted pursuant to Section 5(a).

6.	Terms and Conditions of Options.

Each Option granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions.

(a) Option Exercise Price. The price at which Common Stock may be purchased by a Participant under an Option shall be the closing price per share of the Company’s Common Stock on the American Stock Exchange, or the principal exchange on which the Common Stock is then listed, on the date of grant (or if no such price is reported on such date, such price as reported on the nearest preceding date on which such price is reported.

(b) Exercise Period; Vesting. Each Option shall be exercisable at such time or times, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). In any event, the Option shall expire no later than the seventh anniversary of the date of grant.

(c) Exercise and Payment. Options may be exercised only by written notice to the Company at its principal office accompanied by payment in full consideration for the shares as to which they are exercised. Unless the Committee otherwise determines at the time of grant of any Option or thereafter, upon the exercise of an Option, the purchase price will be payable in full in cash.

(d) Fractional Shares. No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

7.	Terms and Conditions of Restricted Stock Awards.

Each Restricted Stock Award granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions.

(a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

(i) The shares may not be sold, transferred, or otherwise alienated or hypothecated, except to the Company, until the conditions imposed pursuant to subsection (b) of this Section 7 have been met or are removed, unless the Committee determines otherwise in accordance with Section 9(d).

(ii) The Committee may provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

(iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

(iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

(b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Restricted Stock Award grant. In the event a holder of a Restricted Stock Award ceases to be an outside director of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her directorship terminates will be returned to or repurchased by the Company at their initial price unless the Committee determines otherwise.

(c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that the Committee may require that he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

8.	Adjustment Provisions.

(a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the effectiveness of the Plan. Subject to Section 8(b), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

(b) Upon the occurrence of a Change in Control of the Company, the Committee shall have discretion to provide for the Acceleration of (i) one or more outstanding Options held by Participants and/or (ii) one of more shares of Common Stock held by Participants as Restricted Stock Awards. Such Acceleration may be conditioned on the subsequent termination of the affected optionee’s directorship. Any Options Accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the term of such Option.

(c) In the event of an Acquisition, (i) to the extent that any shares of Common Stock held by Participants as Restricted Stock Awards are then subject to any rights in the Company with respect to the reacquisition or repurchase thereof, such reacquisition or repurchase rights shall be terminated immediately, except to the extent that such reacquisition or repurchase rights are to be assigned to the acquiring entity and (ii) all outstanding Options held by Participants will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive). The Committee shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for the automatic Acceleration of (i) one or more outstanding Options held by Participants that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) one or more shares held by Participants as Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise Accelerate at the time thereof, in the event that the directorship, as applicable, of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition.

(d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, shall be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, in consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments shall also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities shall remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition shall be appropriately adjusted.

(e) Adjustments under this Section 8 will be made by the Committee in accordance with the terms of such sections, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of such sections will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9.	General Provisions.

(a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a director of the Company or any of its Subsidiaries, for any period of time, or affect the right of the Company or any Subsidiary to terminate its relationship with the Participant at any time, with or without cause.

(b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

(c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

(d) Except as set forth in paragraph (f) below, no Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

(e) The Committee may, upon the grant of a Nonqualified Stock Option or a Restricted Stock Award or by amendment to any written agreement or instrument evidencing such Nonqualified Stock Option or Restricted Stock Award, provide that such Nonqualified Stock Option or Restricted Stock Award be transferable by the person to whom such Nonqualified Stock Option or Restricted Stock Award was granted, without payment of consideration, to a Permitted Transferee of such person; provided, however, that no transfer of a Nonqualified Stock Option or Restricted Stock Award shall be valid unless first approved by the Committee, acting in its sole discretion.

(f) The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Subject to the provisions of Section 6(d), such new Option shall be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

(g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee at the date of grant or thereafter in the case of any Nonqualified Stock Option, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

10.	Withholding.

The Committee shall adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. Whenever shares of Common Stock are to be issued upon exercise of an Option, the Committee shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) if and to the extent required by law prior to the delivery of any certificate for such shares. With respect to any Nonqualified Stock Option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, any tax withholding obligation that may arise in connection with the exercise of the Nonqualified Stock Option by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

11.	Amendment and Termination.

(a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action, and to the approval of the stockholders of the Company if an amendment or modification would change the eligibility requirements of the Plan, extend the term of the Plan, increase the number of shares of Common Stock subject to grant as Options or Restricted Stock Awards under the Plan, or is required by applicable law or regulation.

(b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

(c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.

12.	Effective Date and Duration of the Plan.

(a) Effective Date. The Plan shall become effective upon its adoption by the Board, subject to approval by the Company’s shareholders. Options and Restricted Stock Awards may be granted under the Plan at any time after its adoption by the Board, and before the date fixed for termination of the Plan. Any Option or Restricted Stock Award granted prior to shareholder approval shall be subject to such approval.

(b) Termination. Unless earlier terminated pursuant to Section 11, the Plan shall terminate on the earlier of (i) the tenth anniversary of the effective date at 12:01 AM, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to Restricted Stock Awards or the exercise of Options granted under the Plan.

APPENDIX B

PRO-PHARMACEUTICALS, INC.

2001 STOCK INCENTIVE PLAN

(adopted October 2001, as amended May 2004)

1.	Purposes of the Plan.

The purposes of this 2001 Stock Incentive Plan of Pro-Pharmaceuticals, Inc. (the “Company”) are to promote the interests of the Company and its stockholders by strengthening the Company’s ability to attract, motivate, and retain employees, consultants, advisors and outside directors of exceptional ability and to provide a means to encourage stock ownership and a proprietary interest in the Company by them upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.	Definitions.

(a) “Accelerate,” “Accelerated,” and “Acceleration,” (i) when used with respect to an Option, mean that as of the relevant time of reference, such Option shall become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares and (ii) when used with respect to shares of Common Stock granted pursuant to a Restricted Stock Award, mean that as of the relevant time of reference, such shares shall become free of any reacquisition or repurchase rights in the Company with respect thereto.

(b) “Acquisition” means

(i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

(ii) the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

(c) “Beneficial Ownership” means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

(d) “Board” means the Board of Directors of the Company.

(e) “Committee” means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the “Committee” shall mean the Board acting in such capacity. During any period in which there is no Committee or the Committee has disbanded, the Board shall be deemed to be the Committee and references herein to the “Committee” shall mean the Board acting in such capacity.

(f) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders to accept, or

(ii) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

(g) “Common Stock” means the authorized common stock of the Company.

(h) “Company” means Pro-Pharmaceuticals, Inc., a Nevada corporation.

(i) “Eligible Employee” means any person who is, at the time of the grant of an Option or Restricted Stock Award, an employee (including officers and employee directors) of, or a consultant, advisor or outside director to, the Company or any Subsidiary.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(k) “Fair Market Value” means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value shall be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the

Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value shall be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms’-length private transactions.

(l) “Hostile Takeover” means a change in ownership of the Company effected through the following transaction:

(i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders that the Board does not recommend such stockholders to accept, and

(ii) more than 50% of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act.

(m) “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code and regulations thereunder.

(n) “Nonqualified Stock Option” means a stock option granted hereunder that is not intended to be an Incentive Stock Option.

(o) “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(p) “Participant” means any Eligible Employee selected to receive an Option or Restricted Stock Award pursuant to Section 5 or any Permitted Transferee to whom an Option or Restricted Stock has been transferred in accordance with Section 9(e).

(q) “Permitted Transferee” means any immediate family member of a person to whom an Option or Restricted Stock Award has been granted pursuant to Section 5 or a trust maintained exclusively for the benefit of, or partnership of all of the interests which are held by, one or more of such immediate family members.

(r) “Plan” means this 2001 Stock Incentive Plan as set forth herein and as amended and/or restated from time to time.

(s) “Restricted Stock Award” means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable, except in accordance with Section 9(e) and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance, specified by the Committee, are met.

(t) “Subsidiary” means any subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) of the Company.

(u) “Takeover Price” means, with respect to any Option, the greater of (i) the Fair Market Value per share of Common Stock on the date such Option is surrendered to the Company in connection with a Hostile Takeover or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover.

3.	Shares of Common Stock Subject to the Plan.

(a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan shall not exceed 5,000,000 shares, all of which may be awards of Incentive Stock Options.

(b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company and shall be issued subject to any and all restrictions on the Company’s Common Stock in effect as of the time of the issuance.

(c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in Section 3(a) and may again be made subject to Options or Restricted Stock Awards.

4.	Administration of the Plan.

(a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

(b) The Plan will be administered by the Committee as determined and appointed by the Company’s Board of Directors, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. By way of specification and not by way of limitation, the Committee shall determine the Eligible Employees to whom, and the time or times at which, Options or Restricted Stock Awards may be granted and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and (iii) to make all other determinations necessary or advisable for

Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

(c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

5.	Grants.

(a) The Committee shall determine and designate from time to time those Eligible Employees who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

(b) No person will be eligible for the grant of an Incentive Stock Option who owns or would own immediately before the grant of such Option, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any parent corporation or Subsidiary. This limitation will not apply if, at the time such Incentive Stock Option is granted, its exercise price is at least 110% of the Fair Market Value of the Common Stock and by its terms, it is not exercisable after the expiration of five years from the date of grant.

6.	Terms and Conditions of Stock Options.

(a) The price at which Common Stock may be purchased by a Participant under an Option shall be determined by the Committee; provided however, that the purchase price under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option. The price at which Common Stock may be purchased by a Participant under a Nonqualified Stock Option may be a nominal amount as determined by the Committee in its complete discretion.

(b) Each Option shall be exercisable at such time or times, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). In any event, the Option shall expire no later than the tenth anniversary of the date of grant.

(c) Unless the Committee otherwise determines at the time any Incentive Stock Option is granted or at the time of grant of any Nonqualified Stock Option or thereafter, upon the exercise of an Option, the purchase price will be payable in full in cash.

(d) For purposes of this Section 6(d), Incentive Stock Options may be granted under the Plan only to Eligible Employees defined as individuals who are, at the time of the grant of the Incentive Stock Option, actual so-called “common law employees” of the Company and not a consultant, advisor, service provider or independent contractor. The aggregate Fair Market Value of the shares with respect to which Incentive Stock Options may become exercisable for the first time in any calendar year shall not exceed the excess, if any, of (i) one hundred thousand dollars ($100,000) over (ii) the aggregate Fair Market Value of the shares which the Eligible Employee, as defined in this Section 6(d), may acquire for the first time in that calendar year pursuant to other incentive stock options (within the meaning of section 422 of the Internal Revenue Code) previously granted, if any, to such Eligible Employee after December 31, 1986, under this Plan or any other plan of the Company, its Subsidiaries and any “parent corporation” (as defined in section 424 of the Internal Revenue Code) of the Company. For purposes of the preceding sentence, the Fair Market Value of shares shall be determined as of the respective dates of grant of the Options under which such shares may be purchased. Any Options that purport to be Incentive Stock Options but which are granted to persons other than employees of the Company or a Subsidiary shall be, and any Options that purport to be Incentive Stock Options but are granted or become exercisable in amounts in excess of those specified in this Section 6(d), shall to the extent of such excess be, Nonqualified Stock Options.

(e) No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

(f) Subject to the short-swing profit restrictions of the Federal securities laws, each Option granted to any officer of the Company may provide that upon the occurrence of a Hostile Takeover, such Option, if outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option cancellation and cash distribution.

7.	Terms and Conditions of Restricted Stock Awards.

(a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

(i) The shares may not be sold, transferred, or otherwise alienated or hypothecated, except to the Company, until the conditions imposed pursuant to subsection (b) of this Section 7 have been met or are removed, unless the Committee determines otherwise in accordance with Section 9(d).

(ii) The Committee may provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

(iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

(iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

(b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Restricted Stock Award grant. In the event a holder of a Restricted Stock Award ceases to be an employee or consultant of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment or consulting relationship terminates will be returned to or repurchased by the Company at their initial price unless the Committee determines otherwise.

(c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that the Committee may require that he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

8.	Adjustment Provisions.

(a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the effectiveness of the Plan. Subject to Section 8(b), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

(b) Upon the occurrence of a Change in Control of the Company, the Committee shall have discretion to provide for the Acceleration of (i) one or more outstanding Options held by Participants and/or (ii) one of more shares of Common Stock held by Participants as Restricted Stock Awards. Such Acceleration may be conditioned on the subsequent termination of the affected optionee’s employment and/or advisory or consulting relationship as the case may be. Any Options Accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the term of such Option.

(c) In the event of an Acquisition, (i) to the extent that any shares of Common Stock held by Participants as Restricted Stock Awards are then subject to any rights in the Company with respect to the reacquisition or repurchase thereof, such reacquisition or repurchase rights shall be terminated immediately, except to the extent that such reacquisition or repurchase rights are to be assigned to the acquiring entity and (ii) all outstanding Options held by Participants will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive). The Committee shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for the automatic Acceleration of (i) one or more outstanding Options held by Participants that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) one or more shares held by Participants as Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise Accelerate at the time thereof, in the event that the employment and/or consulting relationship, as applicable, of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition.

(d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, shall be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, in consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments shall also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities shall remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition shall be appropriately adjusted.

(e) Adjustments under this Section 8 will be made by the Committee in accordance with the terms of such sections, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of such sections will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9.	General Provisions.

(a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as an employee, consultant or advisor to the Company or any of its Subsidiaries or affect the right of the Company or any Subsidiary to terminate the employment, consulting or advisory relationship of any Participant at any time, with or without cause.

(b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

(c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

(d) Except as set forth in paragraph (f) below, no Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

(e) The Committee may, upon the grant of a Nonqualified Stock Option or a Restricted Stock Award or by amendment to any written agreement or instrument evidencing such Nonqualified Stock Option or Restricted Stock Award, provide that such Nonqualified Stock Option or Restricted Stock Award be transferable by the person to whom such Nonqualified Stock Option or Restricted Stock Award was granted, without payment of consideration, to a Permitted Transferee of such person; provided, however, that no transfer of a Nonqualified Stock Option or Restricted Stock Award shall be valid unless first approved by the Committee, acting in its sole discretion.

(f) The Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new

Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Subject to the provisions of Section 6(d), such new Option shall be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

(g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee at the date of grant in the case of any Incentive Stock Option or at the date of grant or thereafter in the case of any Nonqualified Stock Option, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

10.	Withholding; Notice of Disposition of Stock Prior to Expiration of Specified Holding Period.

(a) The Committee shall adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. Whenever shares of Common Stock are to be issued upon exercise of an Option, the Committee shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so required to secure for the Company an otherwise available tax deduction or otherwise) if and to the extent required by law prior to the delivery of any certificate for such shares. With respect to any Nonqualified Stock Option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, any tax withholding obligation that may arise in connection with the exercise of the Nonqualified Stock Option by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

(b) The Committee may require as a condition to the issuance of shares covered by any Incentive Stock Option that the person exercising such Option give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of those shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the person making the disposition remit to the Company an amount sufficient to satisfy those requirements.

11.	Amendment and Termination.

(a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action, and to the approval of the stockholders of the Company if an amendment or modification would change the eligibility requirements of the Plan, extend the term of the Plan, increase the number of shares of Common Stock subject to grant as Options or Restricted Stock Awards under the Plan, or is required by applicable law or regulation.

(b) The Committee may, with the consent of a Participant, make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

(c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.

APPENDIX C

PRO-PHARMACEUTICALS, INC.

AUDIT COMMITTEE CHARTER

I.	MEMBERSHIP

A.	The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) shall consist of at least three directors whose qualifications include financial literacy and independence as determined under the Sarbanes-Oxley Act (the “Act”) and applicable rules of the American Stock Exchange (“AMEX”) and the Securities and Exchange Commission (“SEC”). At least one member of the Committee must be an “audit committee financial expert” and have “accounting or related financial management expertise” under the requirements of the Act and the applicable rules of the AMEX and SEC. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors determines that such simultaneous service will not impair the ability of such member to effectively serve on the committee.

B.	No member of the Committee shall receive compensation other than director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive.

II.	PURPOSE

A.	The Committee serves as the representative of the Board for the general oversight of Company affairs relating to:

1.	The quality and integrity of the Company’s financial statements,

2.	The Company’s compliance with legal and regulatory requirements,

3.	The independent auditor’s qualifications and independence, and

4.	The performance of the Company’s internal audit function and independent auditors.

B.	Through its activities, the Committee facilitates open communication among directors, independent auditors, the internal auditor, if any, and management by meeting in private session regularly with these parties.

C.	The Committee also provides oversight regarding significant financial matters, including such matters as borrowings, currency exposures, dividends, share issuance and repurchases, and the financial aspects of the Company’s benefit plans.

III.	MEETINGS AND PROCEDURES

A.	The Committee shall convene at least four times each year.

B.	It shall endeavor to determine that auditing procedures and controls are adequate to safeguard Company assets and to assess compliance with Company policies and legal requirements.

C.	The Committee shall be given full access to the Company’s internal auditors, if any, Board Chairman, Company executives and independent auditors. When any audit has been prepared by a registered public accounting firm for the Company, the Committee shall timely receive a report from such firm on (1) all critical accounting policies and practices; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and company management, such as any management letter or schedule of unadjusted differences.

IV.	RESPONSIBILITIES

A.	The Committee shall:

1.	Have the sole authority to appoint, retain, compensate, oversee, evaluate and, where appropriate, replace the independent auditor.

2.	Annually review and approve the proposed scope of each fiscal year’s internal and outside audit at the beginning of each new fiscal year.

3.	Inform each registered public accounting firm performing audit, review or attest work for the Company that such firm shall report directly to the Committee.

4.	Directly oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit opinion or related work.

5.	Review and approve in advance any audit and non-audit services and fees to be provided by the Company’s independent auditor, other than “prohibited non-auditing services” as specified in the Act and the applicable rules of the SEC. The Committee has the sole authority to make these approvals, although such approval may be delegated to any committee member so long as the approval is presented to the full Committee at a later time.

6.	At, or shortly after the end of each fiscal year, review with the independent auditor, the internal auditor, if any, and Company management, the audited financial statements and related opinion and costs of the audit of that year.

7.	Review, at least annually, the qualifications, performance and independence of the independent auditor. In conducting such review, the Committee shall obtain and review a report by the independent auditor describing: the audit firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the auditor’s independence, all relationships between the independent auditor and the Company.

8.	Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 — Communication with Audit Committees.

9.	Review, as applicable, funding and investment policies, implementation of funding policies and investment performance of the Company’s benefit plans.

10.	Provide any recommendations, certifications and reports that may be required by the AMEX or the SEC including the report of the Committee that must be included in the Company’s annual proxy statement. As part of the CEO and CFO certification process for the Form 10-K and Form 10-Q, review disclosures concerning any significant deficiencies in the design or operation of disclosure controls and procedures and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

11.	Review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company’s financial statements. Based on such annual review, the Committee shall recommend to the Board the inclusion of the financial statements in the Annual Report on Form 10-K.

12.	Discuss with management the type of presentation and type of information to be included in the Company’s earnings press releases and the financial information and earnings guidance provided to, as applicable, analysts and rating agencies.

13.	Establish and oversee procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

14.	Have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisers employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

15.	Ensure the rotation of the audit partners of the Company’s independent auditor as defined in and as required by the Act and the rules of the SEC.

16.	Confirm with any independent auditor retained to provide audit services for any fiscal year that the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company and that the firm meets all legal and professional requirements for independence.

17.	Discuss with management and the independent auditor the Company’s policies with respect to risk assessment and risk management.

18.	Meet separately, periodically, with management, with internal auditors, if any, and with the independent auditor.

19.	In consultation with, as applicable, the independent auditor, management and the internal auditors, review the integrity of the Company’s financial reporting process.

20.	Review periodically issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

21.	Review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters.

22.	Review and discuss with the independent auditor the responsibility, budget and staffing of the Company’s internal audit function.

23.	Set clear hiring policies for employees or former employees of the independent auditor in accordance with the standards set forth in the Act and the rules of the SEC.

24.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

25.	Conduct an ongoing review of any transaction now in effect, and review and approve in advance any proposed transaction, that could be within the scope of “related party transactions” as such term is defined in the rules of the SEC, and establish appropriate procedures to receive material information about and prior notice of any such transaction.

26.	Report regularly to the Board of Directors. Such report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27.	Perform a review and evaluation, at least annually, of the performance of the Committee. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

Adopted as of March 25, 2004

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

PRO-PHARMACEUTICALS, INC.

The undersigned appoints David Platt, Ph.D. and Maureen Foley, and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Pro-Pharmaceuticals, Inc. held of record by the undersigned at the close of business on April 12, 2004 at the 2004 Annual Meeting of Stockholders of Pro-Pharmaceuticals, Inc. to be held on May 25, 2004 or at any adjournment thereof.

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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this    ☒

1. ELECTION OF DIRECTORS

☐    Vote for all Nominees        ☐    Withhold Authority

To withhold authority to vote for any individual nominee, strike a line through that nominee’s name below:

Edgar Ben-Josef, M.D.

Mildred S. Christian, Ph.D.

Dale H. Conaway, D.V.M.

Burton C. Firtel

David Platt, Ph.D.

Steven Prelack

Jerald K. Rome

David H. Smith

2. APPROVAL OF THE 2003 NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

☐    FOR        ☐    AGAINST         ☐    ABSTAIN

3. APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF UNDESIGNATED STOCK FROM 5,000,000 TO 10,000,000

☐    FOR        ☐    AGAINST         ☐    ABSTAIN

4. APPROVAL OF AMENDMENT OF THE 2001 STOCK INCENTIVE PLAN TO INCREASE THE SHARES SUBJECT TO THE PLAN FROM 2,000,000 TO 5,000,000

☐    FOR        ☐    AGAINST         ☐    ABSTAIN

5. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS FOR 2004

☐    FOR        ☐    AGAINST         ☐    ABSTAIN

6. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

Signature: ______________________

Signature (if joint): _______________         Date: ____________________, 2004

Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.